Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings Per Share	Earnings Per Share
Basic and diluted earnings (loss) per share has been calculated for the years ended December 31, 2022, 2021, and 2020 as follows:

	2022	2021	2020

	(in millions)
Net income (loss) available to equity shareholders of the Company	$1,448	$(250)	$(1,350)

Weighted average common shares outstanding
Basic	539	506	500
Diluted	552	506	500
Total basic and diluted earnings per share attributable to equity shareholders
Basic	$2.69	$(0.49)	$(2.70)
Diluted	$2.62	$(0.49)	$(2.70)
For the years ended December 31, 2022, 2021 and 2020, there were 6 million, 22 million and 22 million share options outstanding, respectively. Share options for the years ended December 31, 2021 and 2020 were not included in the calculation of diluted earnings per share as their inclusion would have been anti-dilutive.